EQUITY INVESTMENT AGREEMENT


     THIS EQUITY INVESTMENT AGREEMENT (this "Agreement") is entered into as of this 13th day of May, 1997 by and among Acadia Partners, L.P. ("Acadia"), Haas, Wheat Advisory Partners Incorporation ("HWAP"), Keystone, Inc. ("Keystone"), (Acadia, HWAP and Keystone are referred herein individually as a "Participating Purchaser" and collectively as the "Participating Purchasers") and Specialty Foods Acquisition Corporation ("SFAC").
W I T N E S S E T H

     WHEREAS, reference is hereby made to each of (i) that certain August Purchase Agreement dated as of August 12, 1996 by and among Specialty Foods Corporation ("SFC"), Stella Foods, Inc. ("Stella") and Acadia, as amended by that certain First Amendment thereto dated December 27, 1996,
(ii) that certain August Purchase Agreement dated as of August 12, 1996 by and among SFC, Stella and Keystone, as amended by that certain First Amendment thereto dated December 27, 1996, and (iii) that certain August Purchase Agreement dated as of August 12, 1996 by among SFC, Stella and HWAP, as amended by that certain First Amendment thereto dated December 27, 1996 (such agreements, as so amended, are collectively referred to as the "Purchase Agreements"). Defined terms used in this Agreement but not defined herein shall have the meanings ascribed to such terms in the respective Purchase Agreements;

     WHEREAS, in connection with the First Amendments to the Purchase Agreements, the Purchasers have informed SFAC that, subject to the approval of the SFAC Board of Directors, each of them desires to replace the amount of the Purchased Receivable due and owing to them under the Purchase Agreements with equity of SFAC in the form of Units (as defined in Section 1(b)) to be issued by SFAC;

     WHEREAS, certain other stockholders of SFAC have preemptive rights under certain Stockholder Agreements with respect to the purchase of newly issued Units;

     WHEREAS, the parties desire that the consideration to be paid for such newly issued Units be the transfer to SFAC of the Purchased Receivable; and

     WHEREAS, the parties have determined that it is necessary to set forth a procedure whereby other stockholders of SFAC who elect to exercise their preemptive rights can acquire portions of the Purchased Receivable from such Participating Purchasers in order to pay for newly issued Units.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

     1.   Exercise of Option; Terms of Units.

          (a) On any date mutually agreed to by the parties to this Agreement occurring after the date on which this Agreement has been approved by the Board of Directors of SFAC and before June 30, 1997 (the "Replacement Closing Date"), each Participating Purchaser hereby agrees to replace the respective amount of the Purchased Receivable owed to such Participating Purchaser as of the Replacement Closing Date with Units issued by SFAC at the Exercise Price (as defined) in accordance with the terms and provisions of this Agreement. Each Participating Purchaser shall receive that number of Units determined by dividing the amount of the Purchased Receivable owed to such Participating Purchaser on the Replacement Closing Date by the Exercise Price (as defined in Section 4) per Unit. In consideration for the Units to be issued to each such Participating Purchaser, such Participating Purchaser shall assign to SFAC all of its rights in the Purchased Receivable owing to it on the Replacement Closing Date.

          (b) Each unit issued by SFAC in connection with the replacement of the Insurance Receivable (each, a "Unit") shall be comprised of one share of Preferred Stock of SFAC ("Preferred Stock") and a warrant (each, a "Warrant") to purchase 395.1 shares of common stock of SFAC. The shares of Preferred Stock shall have the rights, privileges and preferences set forth in the Restated Certificate of Incorporation attached as Exhibit A to this Agreement and the Warrants shall have the rights, privileges and preferences set forth in the form of Warrant Agreement attached as Exhibit B hereto.

     2.   Notification with Respect to Preemptive Rights.

          (a) Promptly after determination by the parties of the Replacement Closing Date, SFAC will notify each Stockholder (as defined in that certain Stockholders Agreement effective as of August 16, 1993 among certain Stockholders of SFAC) (such document being referred to herein as the "Principal Stockholders' Agreement") that he, she or it has a right to purchase a certain number of Units on a preemptive basis, and inform each Stockholder of the procedures by which such purchase will take place. Each Stockholder will be sent an election form in the form of the Preemptive Election Form attached hereto as Schedule 1 inviting such Stockholder to make an election with respect to the exercise of his, her or its preemptive rights. The date on which such Forms are mailed to the Stockholders is referred to herein as the "Notification Date".

          (b) As set forth on the Preemptive Election Form, each Stockholder will have the option of electing to (i) purchase its pro-rata number of Units of SFAC based on the formula set forth in Section 2.3 of the Principal Stockholders' Agreement (a copy of which Section is set forth as Schedule 2 to this Agreement); or (ii) not purchase any Units. If a Stockholder has not returned a completed Preemptive Election Form within ten (10) business days of the day after the Notification Date it will be conclusively and irrevocably deemed that such Stockholder elected not to purchase any Units. Notwithstanding anything herein to the contrary, each Participating Purchaser shall automatically and irrevocably be obligated to replace with Units that portion of the Insurance Receivable owned by it which is not purchased by another Stockholder in accordance with the provisions of this Agreement; provided, however, notwithstanding anything herein to the contrary, a Participating Purchaser shall not be obligated hereunder to purchase any Units except as a result of its replacement of the Purchased Receivable owned by it. In calculating the number of Units for all purposes under this Agreement, fractions shall round to the nearest whole number and .500 shall be rounded upwards.

          (c)  Promptly after the expiration of such tenth
(10th) business day, SFAC will inform all Participating Purchasers and all Stockholders who returned a completed Preemptive Election Form with option (i) (each such Stockholder referred to herein as a "Purchasing Stockholder") of the following: (1) the number of Units that he, she or it is obligated to purchase on the Replacement Closing Date; (2) the amount of the Purchased Receivable that he, she or it is required to convey to SFAC, and (3), in the case of a Purchasing Stockholder, the portion of such Purchased Receivable that he, she or it is required to purchase from each of the Participating Purchasers on the Repurchase Closing Date immediately prior to the Repurchase Closing (as hereinafter defined) and the cash purchase price therefore. It is expressly agreed among the parties hereto that each Purchasing Stockholder will purchase Purchased Receivables from each Participating Purchaser on a proportional basis based on the percentage of the amount of the Purchased Receivable held by each Participating Purchaser over the aggregate amount of the Purchased Receivables held by all Participating Purchasers.

     3.   Closing of Purchase and Sale of the Units.

          (a)  On the Replacement Closing Date, each
Purchasing Stockholder will deliver funds to each Participating Purchaser by wire transfer in an amount required to purchase from such Participating Purchaser that portion of such Participating Purchaser's Purchased Receivable that such Purchasing Stockholder is required to purchase from such Participating Purchaser, and each such Participating Purchaser shall convey to each such Purchasing Stockholder, on a non-recourse basis, all of its right, title and interest in and to such portion of the Purchased Receivable by means of delivery of a General Assignment and Bill of Sale in form and substance substantially equivalent to the General Assignment and Bill of Sale attached hereto as Exhibit C.

          (b) Immediately thereafter, each Participating Purchaser and each Purchasing Stockholder will convey to SFAC, on a non-recourse basis, all of his, her or its right, title and interest in and to the Purchased Receivable held by each such entity, by means of delivery of a General Assignment and Bill of Sale in form and substance substantially equivalent to the General Assignment and Bill of Sale attached hereto as Exhibit C, together with any additional documentation that SFAC may reasonably request.

          (c)  Upon receipt of such deliveries from a
Participating Purchaser or a Purchasing Stockholder in connection with his, her or its purchase of Units of SFAC, SFAC will cause its transfer agent to issue a certificate to each such Participating Purchaser and each such Purchasing Stockholder evidencing the fact that the appropriate number of shares of Preferred Stock and Warrants have been registered in the name of such entity.

     4. Conversion Price/Value of Purchased Receivable. For purposes of this Agreement, (i) the conversion price for the Units shall be $1,000.00 per Unit (the "Exercise Price"), and (ii) all Purchased Receivables shall be valued at face value without any discounts, reductions or other allowances.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                              SPECIALTY FOODS ACQUISITION
                              CORPORATION


                              By:  /s/ Lawrence S. Benjamin
                              Name:     Lawrence S. Benjamin
                              Title:    President & CEO


                              SPECIALTY FOODS CORPORATION


                              By:  /s/ Lawrence S. Benjamin
                              Name:     Lawrence S. Benjamin
                              Title:    President & CEO


                              STELLA FOODS, INC.


                              By:  /s/ Lawrence S. Benjamin
                              Name:     Lawrence S. Benjamin
                              Title:    President & CEO


                              ACADIA PARTNERS, L.P.


                              By:  /s/ J. Taylor Crandall
                              Name:     J. Taylor Crandall
                              Title:    General Partner


                              HAAS WHEAT ADVISORY PARTNERS
                              INCORPORATED


                              By:  /s/ Robert B. Haas
                              Name:     Robert B. Haas
                              Title:    Chairman & CEO


                              KEYSTONE, INC.


                              By:  /s/ J. Taylor Crandall
                              Name:     J. Taylor Crandall
                              Title:    Vice President & CFO



Schedule 1
PREEMPTIVE ELECTION FORM

Name:________________________
Address:______________________
               ______________________
               ______________________
Tele No._______________________
Fax No. _______________________

THIS PREEMPTIVE ELECTION FORM MUST BE COMPLETED AND RETURNED
TO SFAC BY 5:00 PM (NEW YORK TIME) ON MAY 30, 1997 OR YOUR
PREEMPTIVE RIGHTS WITH RESPECT TO THIS UNIT OFFERING SHALL
BE DEEMED TO BE NULL AND VOID.

In connection with the issuance by SFAC of 19,500 Units (consisting of one share of Preferred Stock and a warrant to purchase 395.1 shares of SFAC Common Stock), the undersigned hereby irrevocably elects the following option: [PLACE A CHECK MARK ON THE LINE NEXT TO THE OPTION SELECTED]

     1.______ The undersigned elects to purchase his, her or its pro-rata number of Units based on the formula set forth in Section 2.3 of the Principal Stockholders' Agreement (a number equal to the product of (i) the total number of Units being offered multiplied by (ii) a fraction, the numerator of which is the number of shares of SFAC Common Stock owned by such Stockholder and the denominator of which is the total number of outstanding shares of SFAC Common Stock);

     2.______ The undersigned elects not to purchase any Units of SFAC.


If the undersigned elects to purchase Units, the undersigned acknowledges and agrees that (1) the consideration to be paid to SFAC for such Units will consist solely of receivables which Acadia Partners, L.P., Haas Wheat Advisory Partners Incorporated and Keystone, Inc. have previously purchased from Specialty Foods Corporation and Stella Foods, Inc., which represent amounts due from insurance companies as a result of claims in connection with the fire at Stella's Lena facility; (2) he, she or it will purchase a face amount of purchased receivables from each of such parties on a proportional basis as required to fund such party's purchase of Units; and (3) that he, she or it will follow the closing procedures for these transactions as outlined in the documentation which accompanied this Election Form or as reasonably determined hereafter by SFAC and the Executive Committee of the Board of Directors of SFAC.

THIS PREEMPTIVE ELECTION FORM MUST BE COMPLETED AND RETURNED
TO SFAC BY 5:00 PM (NEW YORK TIME) ON MAY 30, 1997 OR YOUR
PREEMPTIVE RIGHTS WITH RESPECT TO THIS UNIT OFFERING SHALL
BE DEEMED TO BE NULL AND VOID.


Dated:   May __, 1997


_____________________________________
Signature of Stockholder

RETURN THIS FORM BY MAIL TO:
SPECIALTY FOODS ACQUISITION CORPORATION
c/o STELLA FOODS, INC.
25 TRI-STATE INTERNATIONAL
OFFICE CENTER, SUITE 250
LINCOLNSHIRE, IL 60069
ATTN: GENERAL COUNSEL

OR BY FAX TO:

847/267-0618

EXHIBIT A

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

of

SPECIALTY FOODS ACQUISITION CORPORATION


          1.   Name.  The name of the corporation is
Specialty Foods Acquisition Corporation (the "Corporation").

          2. Address; Registered Office and Agent. The address of the Corporation's registered office is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware; and its registered agent at such address is The Corporation Trust Company.

          3. Purposes. The purpose of the Corporation is to engage in, carry on and conduct any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

          4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is One Hundred Million Nineteen Thousand Five Hundred (100,019,500) shares, consisting of (a) One Hundred Million (100,000,000) shares of common stock of the par value of One Cent ($.01) per share (the "Common Stock") and (b) Nineteen Thousand Five Hundred (19,500) shares of preferred stock of the par value of One Thousand Dollars ($1,000.00) per share (the "Preferred Stock").
          The designation, relative rights, preferences and limitations of the shares of each class are as follows:
               4.1  Common Stock
                    4.1.1     Each share of Common Stock
shall have one vote, and, except as otherwise provided in respect of the Series A Preferred Stock and any other class or series of stock now or hereafter provided for, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock.
                    4.1.2     Subject to the provisions of
law and any preferences of the Series A Preferred Stock and any other class or series of stock now or hereafter provided for, each outstanding share of Common Stock shall be entitled to receive such dividends and other distributions in cash, property or shares of stock of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets of the Corporation legally available therefor.
                    4.1.3     In the event of any
liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Series A Preferred Stock and any other class or series of stock now or hereafter provided for having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled, together with any other class or series of stock now or hereafter provided for not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the remaining assets of the Corporation.
               4.2  Series A Preferred Stock
                    4.2.1     Designation and Number of
Shares.
                              There shall be hereby
     established a series of Preferred Stock designated as "Series A Preferred Stock" (the "Series A Preferred"), to consist of 19,500 shares, par value $1,000.00 per share.
                              Capitalized terms used herein
     and not otherwise defined shall have the meanings set forth in Article 4.3 below.
                    4.2.2     Rank.  The Series A Preferred
shall, with respect to dividend distributions and distributions of assets and rights upon the liquidation, winding up and dissolution of the Corporation, rank senior to (a) all classes of common stock of the Corporation (including, without limitation, the Common Stock), and
(b) each other class or series of Capital Stock of the Corporation hereafter created which expressly provides that it ranks junior to the Series A Preferred with respect to dividend distributions and distributions of assets and rights upon the liquidation, winding up and dissolution of the Corporation (such Capital Stock, together with the Common Stock, the "Junior Stock").
                    4.2.3     Dividends.
                         (a)  Beginning on the date of
     issuance of the Series A Preferred, the holders of the outstanding shares of Series A Preferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash on each share of Series A Preferred at an annual rate equal to 16.0%. All dividends with respect to any share of Series A Preferred shall begin to accrue on a daily basis and be cumulative, whether or not earned or declared, from the date of issuance of such share and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing on the first Dividend Payment Date after the date of issuance of such share. Each dividend distribution on the shares of Series A Preferred shall be payable to holders of record as they appear on the stock books of the Corporation on such record dates, not less than 10 nor more than 60 days preceding the related Dividend Payment Date, as shall be fixed by the Board of Directors.
                         (b)  All dividends paid with
     respect to shares of Series A Preferred pursuant to
     Section 4.2.3(a) shall be paid pro rata and in like manner to all of the holders entitled thereto.
                              Dividends payable on the
     shares of Series A Preferred for any period less than a year shall be computed on the basis of a 365 or 366-day year and the actual number of days elapsed in the period for which payable.
                              Nothing herein contained shall
     in any way or under any circumstances be construed or deemed to require the Board of Directors to declare, or the Corporation to pay or set apart for payment, any dividends on shares of the Series A Preferred at any time.
                              Dividends in connection with
     any redemption pursuant to Section 4.2.6 may be declared and paid at any time, without reference to any regular Dividend Payment Date, to holders of record on such date, not less than 10 nor more than 60 days prior to the payment thereof, as may be fixed by the Board of Directors.
                              Notwithstanding the foregoing
     provisions of this Section 4.2.3, if (1) the
     Corporation is not solvent or would be rendered insolvent thereby, (2) such payment would impair the Corporation's capital or (3) at such time any law or the terms and provisions of any agreement of the Corporation or any of its subsidiaries at such time (whether currently in existence or entered into subsequent to the date hereof), including any agreement relating to the indebtedness of the Corporation or any of its subsidiaries at such time, specifically prohibit such declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a violation or breach thereof or a default (whether immediately or with notice or lapse of time or both) thereunder, subject to the next sentence of this Section 4.2.3(f), the Corporation shall not declare, pay or set apart for payment any dividend on any shares of Series A Preferred or Junior Stock or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any shares of
     Series A Preferred or Junior Stock or any warrants, rights, calls or options exercisable for or convertible into any shares of Series A Preferred or Junior Stock, or make any distribution in respect thereof, either directly or indirectly, whether in cash, obligations or shares of the Corporation or other property. The fore going provisions shall not prohibit either of the
     following:   the payment of dividends or other
     distributions on shares of Series A Preferred in the form of additional shares of Series A Preferred; or
      the payment of dividends or other distributions on shares of Junior Stock in the form of additional shares of Junior Stock.
                    4.2.4     Liquidation.
                         (a)  In the event of any voluntary
     or involuntary liquidation, winding up or dissolution of the Corporation, the holders of shares of Series A Preferred then outstanding shall be entitled to be paid for each share held, out of the assets of the Corporation legally available for distribution to its stockholders, an amount in cash equal to the Liquidation Value per share, plus an amount in cash equal to all accumulated and unpaid dividends thereon to the date of such liquidation, winding up or dissolution, before any payment shall be made or any assets distributed to the holders of any shares of Junior Stock. Except as provided in the preceding sentence, holders of the Series A Preferred shall not be entitled to any distribution in the event of any liquidation, winding up or dissolution of the Corpora tion.
                         (b)  If, upon any liquidation,
     winding up or dissolution of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series A Preferred shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to the holders of the Series A Preferred shall be distributed among and paid to the holders of Series A Preferred ratably in proportion to the respective amounts that would be payable to such holders if such assets were sufficient to permit payment in full.
                         (c)  For the purposes of this
     Section 4, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all or part of the property or assets of the Corporation nor the consolidation or merger of the Corporation with one or more other corporations shall be deemed to be a liquidation, winding up or dissolution, voluntary or involuntary, of the Corporation.
                    4.2.5     Limitation on Redemption.  The
Series A Preferred shall not be redeemable, in whole or in part, prior to and including August 16, 2006.
                    4.2.6     Redemption.
                         (a)  At any time after August 16,
     2006, the Corporation, at its option, may redeem at any time, in whole or in part, in the manner provided in
     Section 4.2.6(c), from any source of funds legally available therefor, any or all of the shares of Series A Preferred, at a redemption price equal to the Liquidation Value of the Series A Preferred, together with an amount in cash equal to all accumulated and unpaid dividends thereon (the "Redemption Price"), to the date fixed by the Corporation for redemption thereof (the "Redemption Date"); provided, that the Corporation may not redeem any or all of the shares of Series A Preferred if at such time the terms and provisions of any agreement of either the Corporation or any of its subsidiaries at such time (whether currently in existence or entered into subsequent to the date hereof), including any agreement relating to the indebtedness of the Corporation or any of its subsidiaries at such time, provide that such redemption would cause or constitute a violation or breach thereof or a default (whether immediately or with notice or lapse of time or both) thereunder. In the event of a redemption pursuant to this Section 4.2.6(a) of only a portion of the then outstanding shares of the Series A Preferred, the Corporation shall effect such redemption pro rata according to the number of shares held by each holder of the Series A Preferred.
                         (b)  At any time after August 16,
     2006, each holder of the outstanding shares of Series A Preferred shall be entitled, at its option, to require the Corporation to redeem, in whole but not in part, in the manner provided in Section 4.2.6(c), from any source of funds legally available therefor, all of the shares of Series A Preferred held by such holder at the Redemption Price to the Redemption Date (the "Put Right"), which Redemption Date shall be no later than 90 days after a holder of the outstanding shares of Series A Preferred has provided the Corporation with notice of its intent to exercise the Put Right. The rights of each holder of shares of the Series A Preferred to require the Corporation to redeem shares of the Series A Preferred shall be limited by this
     Section 4.2.6(b). Holders of shares of Series A Preferred shall not have the right to require the Corporation to redeem shares of the Series A Preferred to the extent that such redemption (i) would constitute or cause a breach or violation of or a default (whether immediately or with notice or lapse of time or both) under any agreement of either the Corporation or of any of its subsidiaries at such time (whether currently in existence or entered into subsequent to the date hereof), including any agreement relating to the indebtedness of the Corporation or any of its subsidiaries at such time, or (ii) would violate any law applicable to the Corporation. If the Corporation can redeem some but not all of the shares of Series A Preferred that holders have requested the Corporation to redeem (the "Put Securities"), the Corporation shall redeem as many Put Securities as can be redeemed without causing such breach, default or violation; provided, that in the event of a redemption of only a portion of the then outstanding shares of the Series A Preferred pursuant to Put Rights exercised by more than one holder of the shares of Series A Preferred, the Corporation shall effect such redemption pro rata according to the number of shares held by each such holder. Thereafter, at the time it becomes possible for the Corporation to redeem all (but not less than all) remaining Put Securities without causing such breach, default or violation, the Corporation shall promptly redeem all such remaining Put Securities.
                         (c)  At least 30 days and not more
     than 60 days before an Redemption Date, the Corporation shall mail a notice of redemption (the "Redemption Notice") by first class mail, postage prepaid, to the holders of record of shares so to be redeemed at each such holder's address as it appears on the stock register of the Corporation; provided, that no failure to give such notice nor any defect therein shall affect the validity of the procedures for the redemption of any shares of Series A Preferred to be redeemed except as to the holder or holders to whom the Corporation has failed to give said notice or except as to the holder or holders whose notice was defective. The Redemption Notice shall state:
                              (1)  that the Corporation is
          exercising its option to redeem the Series A
          Preferred or responding to the exercise by the holder of shares of Series A Preferred of its option to cause such redemption;
                              (2)  the Redemption Price;
                              (3)  whether all or less than
          all of the then outstanding shares of the Series A Preferred are to be redeemed and the total number of shares of the Series A Preferred being redeemed;
                              (4)  the number of shares of
          Series A Preferred held by such holder that the Corporation intends to redeem;
                              (5)  the Redemption Date;
                              (6)  that the holder is to
          surrender to the Corporation, at the place or places where certificates for shares of Series A Preferred are to be surrendered for redemption as provided in the Redemption Notice, in the manner and at the Redemption Price designated, such holder's certificate or certificates representing the shares of Series A Preferred to be redeemed; and
                              (7)  that dividends on the
          shares of the Series A Preferred to be redeemed shall cease to accrue on such Redemption Date unless the Corporation defaults in making payment of the Redemption Price for the shares called for redemption.
                         (d)  Each holder of shares of
     Series A Preferred called for redemption shall surrender the certificate or certificates representing such shares of Series A Preferred to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full Redemption Price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued by the Corporation, at its expense, representing the unredeemed shares.
                         (e)  Unless the Corporation
     defaults in the payment of the Redemption Price, dividends on the shares of Series A Preferred called for redemption shall cease to accrue on the Redemption Date, and the holders of such redeemed shares shall cease to have any further rights as stockholders of the Corporation on the Redemption Date, other than the right to receive the Redemption Price. If there is any such default in payment, then such dividends shall continue to accrue and the holders of such shares shall continue to have all rights as stockholders of the Corporation (in each case as though no such redemption or attempted redemption had been made).
                    4.2.7     Voting Rights.  The holders of
shares of Series A Preferred, except as otherwise required under Delaware law, shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the stockholders of the Corporation.
                    4.2.8     Reissuance of Series A
Preferred. Shares of Series A Preferred that have been redeemed or otherwise acquired by the Corporation shall be retired and canceled and shall resume the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of Preferred Stock; provided, that any issuance of such shares as Series A Preferred must be in compliance with the terms of this Article 4.2.
                    4.2.9     Business Day.  If any payment
or redemption shall be required by the terms hereof to be made on a day that is not a Business Day, such payment or redemption shall be made on the immediately succeeding Business Day.
                    4.3  Definitions
               As used in this Article 4, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
               "Business Day" means any day except a
Saturday, a Sunday, or any day on which banking institutions in New York, New York are required or authorized by law or other governmental action to be closed.
               "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security that is exchangeable for or convertible into such capital stock).
               "Dividend Payment Date" means March 31 and
September 30 of each year.
               "Exchange Act" means the Securities Exchange
Act of 1934, as amended.
               "Liquidation Value" means, with respect to a share of Series A Preferred, the sum of $1,000.
               "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity.

          5. Election of Directors. Members of the Board of Directors may be elected either by written ballot or by voice vote.

          6. Limitation of Liability. No Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware General Corporation Law or (d) for any transaction from which the Director derived any improper personal benefits.
          Any repeal or modification of the foregoing para graph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

          7.   Indemnification.
               7.1 To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or is or was serving in any capacity at the request of the Corporation for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements). Persons who are not Directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this
Section 7.
               7.2  The Corporation shall, from time to
time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceed ing, in advance of the final disposition of such Proceeding; provided, however, that, if required by the Delaware General Corporation Law, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.
               7.3  The rights to indemnification and reim
bursement or advancement of expenses provided by, or granted pursuant to, this Section 7 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or here after be entitled under any statute, this Certificate of Incorporation, the By-laws of the Corporation (the "By-laws"), any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.
               7.4  The rights to indemnification and reim
bursement or advancement of expenses provided by, or granted pursuant to, this Section 7 shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.
               7.5  The Corporation shall have power to
purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this
Section 7, the By-laws or under Section 145 of the Delaware General Corporation Law or any other provision of law.
               7.6  The provisions of this Section 7 shall
be a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Section 7 is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer, or other person intend to be legally bound. No repeal or modification of this Section 7 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.
               7.7  The rights to indemnification and reim
bursement or advancement of expenses provided by, or granted pursuant to, this Section 7 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdic tion. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.
               7.8  Any Director or officer of the Corpora
tion serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.
               7.9 Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Section 7 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

          8. Adoption, Amendment and/or Repeal of By-Laws. The Board of Directors may from time to time (after adoption by the undersigned of the original By-laws) make, alter or repeal the By-laws by a vote of two-thirds of the entire Board of Directors that would be in office if no vacancy existed, whether or not present at a meeting; provided, however, that any By-laws made, amended or repealed by the Board of Directors may be amended or repealed, and any By-laws may be made, by the stockholders of the Corporation by vote of a majority of the holders of shares of stock of the
Corporation entitled to vote in the election of Directors of the Corporation.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SPECIALTY FOODS ACQUISITION CORPORATION
(a Delaware corporation)


          Specialty Foods Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:
          1. The name of the Corporation is Specialty Foods Acquisition Corporation. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 7, 1993. The original Certificate of Incorporation was amended by an amendment filed with the Office of the Secretary of State of the State of Delaware on August 11, 1993 and by a certificate of correction filed with such Secretary on September 13, 1993.
          2.   The Corporation's Certificate of
Incorporation is hereby amended and restated in its entirety by the Amended and Restated Certificate of Incorporation of Specialty Foods Acquisition Corporation attached hereto as Exhibit A and incorporated herein by this reference (Exhibit A and this Certificate are collectively referred to as the "Restated Certificate").
          3.   The Certificate of Incorporation of the
Corporation is hereby amended to effect amendments or changes authorized by the Delaware General Corporation Law as follows: (a) to increase the aggregate number of shares which the Corporation shall have authority to issue, and (b) to establish a class of preferred stock, par value $1,000.00 per share (the "Preferred Stock"), having 19,500 shares authorized, with the Board of Directors having the authority to establish and designate series of the Preferred Stock and to fix the number of shares and the relative voting, dividend, liquidation and other rights, preferences and limitation of each such series of Preferred Stock.
          4. To accomplish the foregoing amendments, the following provisions of the Corporation's Certificate of Incorporation have been amended:
              (a) Articles ONE, TWO and THREE, relating to the name of the Corporation, its registered office and agent and its purpose, respectively, hereby remain the same.
              (b)  Article FOUR, relating to the aggregate
  number of shares of capital stock that the Corporation is authorized to issue, the par value thereof, and the classes into which such shares are divided, is hereby amended to read as set forth in Article FOUR of the Certificate of Incorporation of the Corporation as hereinafter restated.
              (c)  Old Article FIVE, relating to the
  original incorporator of the Corporation, is hereby deleted.
              (d) Old Article SIX, relating to election of directors, is hereby renumbered Article FIVE.
              (e)  Old Article SEVEN, relating to the
  limitation of directors' liability to the Corporation and its shareholders, is hereby renumbered Article SIX.
              (f)  Old Article EIGHT, relating to
  indemnification of directors and officers and certain other persons, is hereby renumbered Article SEVEN.
              (g)  Old Article NINE, relating to adoption,
  amendment or repeal of by-laws by the directors, is hereby renumbered as Article EIGHT.
          5. The Restated Certificate was duly approved pursuant to resolutions set forth in unanimous written consent, dated as of May __, 1995, of the Board of Directors of the Corporation in accordance with Section 141(f) of the General Corporation Law.
          6.   That in lieu of a meeting and vote of
stockholders, the stockholders of the Corporation have given unanimous written consent to the said amendments in accordance with the provisions of Section 228 of the General Corporation Law.
          7.   That the aforesaid amendments were duly
adopted in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law.
          IN WITNESS WHEREOF, the Corporation has authorized the undersigned to execute this Amended and Restated Certificate of Incorporation and caused the corporate seal of the Corporation to be hereunto affixed this ______ day of May, 1997.

                      SPECIALTY FOODS ACQUISITION
CORPORATION




By:_______________________________________
  Name:  Lawrence S. Benjamin
  Title:    President


                      [Corporate Seal]


ATTEST:



By:________________________________
     Name:  Robert B. Aiken
     Title:    Secretary


WARRANT AGREEMENT


          WARRANT AGREEMENT dated as of __________, 1997 (the "Agreement") by and between SPECIALTY FOODS ACQUISITION CORPORATION, a Delaware corporation (the "Company"), and the purchasers party hereto (each, a "Holder" and, collectively, the "Holders").
          WHEREAS, the Company proposes to issue and deliver its warrant certificates ("Warrant Certificates") evidencing warrants (the "Warrants") each to purchase 395.1 newly issued shares of common stock, par value $0.01 per share, of the Company ("Common Stock") in connection with the sale by the Company to the Holders of units comprised of one share of Preferred Stock, $1,000.00 par value, of the Company in the aggregate principal amount of up to $19,500,000 and one Warrant pursuant to the Equity Investment Agreement (the "Equity Investment Agreement") dated the date hereof between the Company and the Holders.
          NOW THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the Holders, the Company and each Holder agree as follows:
          1. Certain Definitions. The following terms, as used in this Agreement, have the following meanings:
               (a) "Account Manager" means, each Holder, if any, duly authorized to act as attorney-in-fact on behalf of any Person in purchasing, in the name of and using funds provided by such Person, units under the Equity Investment Agreement.
               (b)  "Affiliate" means, with respect to any
     specified Person, any other Person controlling, controlled by or under common control with such specified Person. For purpose of this definition, the term "control," when used with respect to any Person, shall include the power to exercise discretion over the investments of such Person, and the terms "controlling" and "controlled" have corresponding meanings.
               (c) "Common Stock" has the meaning set forth in the preamble.
               (d)  "Exercise Period" means the period
     beginning on the date hereof and ending on the tenth anniversary of the date hereof.
               (e)  "Exercise Price" means $0.021332 per
     share of Common Stock, as such price may be adjusted pursuant to Section 4 hereof.
               (f) "Expiration Date" for the Warrants means the last day of the Exercise Period.
               (g) "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:
               (i)  If the Common Stock is listed or
     admitted for trading on a national securities exchange, then the Fair Market Value shall be the average of the last 30 "daily sales prices" of the Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted for trading on the last 30 Business Days prior to the Determination Date, or if not listed or traded on any such exchange, then the Fair Market Value shall be the average of the last 30 "daily sales prices" of the Common Stock on the Nasdaq National Market on the last 30 Business Days prior to the Determination Date. The "daily sales price" shall be the closing price of the Common Stock at the end of each day; or
               (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges or if no such sale is made on at least 25 of such days, then the Fair Market Value shall be as reasonably determined in good faith by the Company's Board of Directors or a duly appointed committee of the Board of Directors (which determination shall be reasonably described in the written notice delivered to the Holder together with the Common Stock certificates).
               (h)  "Holder" has the meaning set forth in
     the preamble.
               (i)  "Person" means any individual,
     corporation, limited liability company, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
               (j)  "Securities" has the meaning set forth
     in Section 4(a)(4)(ii).
               (k)  "Securities Act" means the Securities
     Act of 1933, as amended from time to time, and any successor statute.
               (l)  "Warrants" has the meaning set forth in
     the preamble.
               (m)  "Warrant Certificates" means the
     certificates evidencing the Warrants.
               (n)  "Warrant Shares" means the shares of
     Common Stock purchasable by the Holder upon the exercise of the Warrants.
          2. Issue of Warrants. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A, shall be dated the date on which signed by an authorized signatory of the Company and may have such legends and endorsements typed, stamped or printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement. Warrant Certificates evidencing 19,500 Warrants may be executed by any authorized officer of the Company. Warrant Certificates evidencing an aggregate 19,500 Warrants shall be delivered in the name of the Holders in the amounts listed opposite the name of such Holder in Exhibit B attached hereto to the Holders at the Closing (as defined in the Equity Investment Agreement).
          3.   Exercise Price; Exercise of Warrants.
                    (a)  Exercise Price.  Each Warrant shall
     entitle the Holder, subject to the provisions of this Agreement, to purchase the number of shares of Common Stock determined at the time of exercise thereof in accordance with Section 3(b)(1) and Section 4 below, at a purchase price per share equal to the Exercise Price.
                    (b)  Exercise of Warrants Generally.
                         (1)  Exercise During Exercise
Period. The aggregate number of Warrants that may be exercised at any time during the Exercise Period shall be equal to the number of Warrants held by the Holder as of the date hereof minus the aggregate number of Warrants that have been exercised by such Holder prior to such time. All Warrants not exercised during the Exercise Period shall expire on the Expiration Date.
                         (2)  Liquidation Event.  If the
Company is liquidated in accordance with the provisions of its Certificate of Incorporation, then the Warrants shall be deemed to have been exercised.
                         (3)  Method of Exercise; Payment of
Exercise Price. In order to exercise any or all of the Warrants represented by a Warrant Certificate, the Holder must surrender the Warrant Certificate to the Company for exercise, with the reverse side of the Warrant Certificate duly executed, together with any required payment in full of the Exercise Price for each Warrant Share to which the Holder is entitled, any such payment of the Exercise Price to be made by check or wire transfer to an account designated by the Company. If the Holder elects to exercise only a portion of the Warrants represented by the Warrant Certificate or Certificates registered in its name, then the remaining portion of such Warrants shall be returned to the Holder in the form of a new Warrant Certificate. Upon surrender of a Warrant Certificate and the payment of the Exercise Price in conformity with the foregoing provisions, the Company shall promptly issue to the Holder share certificates representing Warrant Shares to which the Holder is entitled, registered in the name of the Holder or the name or names of such Affiliates of the Holder as may be directed in writing by the Holder, and shall deliver such share certificates to the Person or Persons entitled to receive the same. The Company shall issue such share certificates within five business days after the payment of the Exercise Price of the Warrants by the Holder, but such shares shall be deemed issued and outstanding on the date the Warrant is exercised and the Exercise Price is paid to the Company.
          4.   Certain Adjustments.
               (a) The number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:
                    (1)  Stock Dividends.  If at any time
after the date of the issuance of the Warrants (i) the Company shall pay a stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the date of the payment of such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of shares to be delivered upon exercise of each Warrant will be increased so that the holder of such Warrant will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (7).
                    (2)  Combination of Stock.  If the num
ber of shares of Common Stock outstanding at any time after the date of the issuance of the Warrants shall have been decreased by a combination of the outstanding shares of Com mon Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise of each Warrant will be decreased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (7).
                    (3)  Reorganization, etc.  If any capi
tal reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other person or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another person) with respect to or in exchange for Common Stock, then, upon exercise of each Warrant the Holder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Holder would have been entitled to receive upon exercise of such Warrant had such Warrant been exercised immediately before such reorganization, reclassifi cation, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4(a).
                                        (4)  Stock and
                         Rights Offering at Less than Fair
                         Market Value.
                         (i)  If at any time after the date
     of issuance of the Warrants, the Company shall issue to all holders of its Common Stock or sell or fix a record date for the issuance to all holders of its Common Stock of (A) Common Stock or (B) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock (or securities convertible or exchangeable into or exercisable for Common Stock), in any such case, at a price per share (or having a conversion, exchange or exercise price per share) that is less than Fair Market Value (as defined in Sec tion 1(f) hereof) on the date of such issuance or such record date then, immediately after the date of such issuance or sale or on such record date, the number of shares of Common Stock to be delivered upon exercise of each Warrant shall be increased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares of Common Stock such Holder would have been entitled to receive immediately before the date of such issuance or sale or such record date by a fraction, the denominator of which will be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate initial conversion price, exchange price or exercise price of the convertible securities or exchangeable securities or rights, options or warrants, as the case may be, so offered) would purchase at such Fair Market Value, and the numerator of which will be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible or exchangeable securities or rights, options or warrants so offered are initially convertible or exchangeable or exercisable, as the case may be), and the Exercise Price shall be adjusted as provided below in paragraph (7).
                         (ii) If the Company shall, at any
     time after the date of issuance of the Warrants distri bute to all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to sub scribe for or purchase any of its securities (excluding those referred to in paragraph (4)(i) above) (any of the foregoing being hereinafter in this para graph (4)(ii) called the "Securities"), then in each such case, unless the Company elects to reserve shares or other units of such Securities for distribution to the Holder upon exercise of the Warrants of such Holder so that, in addition to the shares of the Common Stock to which such Holder is entitled, such Holder will receive upon such exercise the amount and kind of such Securities that such Holder would have received if the Holder had, immediately prior to the record date for the distribution of the Securities, exercised such Warrant, then the number of shares of Common Stock to be delivered to such Holder upon exercise of such Warrant shall be increased so that the Holder thereafter shall be entitled to receive the number of shares of Common Stock determined by multiplying the number of shares such Holder would have been entitled to receive immediately before such record date, had the Holder exercised the Warrant immediately prior thereto by a fraction, the denominator of which shall be the Fair Market Value per share of Common Stock on such record date minus the then fair market value (as reasonably determined by the Board of Directors of the Company), of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock and the numerator of which shall be the Fair Market Value per share of the Common Stock, and the Exercise Price shall be adjusted as provided below in paragraph (7).
                    (5)  Fractional Shares.  No fractional
shares of Common Stock or scrip shall be issued to any Holder in connection with the exercise of the Warrants. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Holder, the Company will pay to such Holder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current Fair Market Value per share of Common Stock.
                    (6)  Carryover.  Notwithstanding any
other provision of this Section 4(a), no adjustment shall be made to the number of shares of Common Stock to be delivered to the Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjust ments so carried forward shall amount to 1% or more of the number of shares to be so delivered.
                    (7)  Exercise Price Adjustment.
Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided pursuant to this Section 4(a), the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.
                    (b)  No Adjustments for Incentive
     Compensation; Arm's Length Transactions.
     Notwithstanding any other provision hereof, it is expressly understood that the Warrants shall not be adjusted with respect to (a) securities or rights that may be issued to any of the Company's executive officers or employees pursuant to any employee benefit plan, bonus plan or employment arrangement to the extent that such securities or rights, together with all such other securities or rights previously issued to employees pursuant to any such plan or arrangement, represent [15]% or less of the common equity securities of the Company on a fully diluted basis or (b) the issuance of any Warrant Shares.
                    (c)  No Adjustment for Dividends.
     Except as provided in Section 4(a), no adjustment in respect of any dividends shall be made during the term of the Warrants or upon the exercise of the Warrants. Notwithstanding any other provision hereof, no adjustments shall be made on Warrant Shares issuable on the exercise of the Warrants for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.
                    (d)  Notice of Adjustment.  Whenever the
     number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Holder, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who shall be appointed at the Company's expense and who may be the independent public accountants regularly employed by the Company) setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
          5. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any War rant Certificate and of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall deliver to the Holder, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Section 5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses in connection herewith. Every new War rant Certificate executed and delivered pursuant to this
Section 5 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant Certificate shall be at any time enforce able by anyone, and shall be entitled to the benefit of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, lost, stolen, or destroyed Warrant Certificates.
          6.   Reservation and Authorization of Common
Stock. The Company shall, at all times until the Warrants have been exercised or have expired, reserve and keep avail able for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as is sufficient for the purpose of permitting the exercise in full of all outstanding Warrants.
          7. Limitations on Transfer; Warrant Transfer Books. Each Holder shall be permitted to sell, transfer, pledge, assign, hypothecate or otherwise dispose of (collectively "transfer") any Warrant Certificate (and the rights relating thereto under this Agreement) to any Person; provided that
          (i)  such transfer is made pursuant to a
     registration statement under the Securities Act (it being acknowledged that the Company shall not be obligated to assist in any manner in any such registration) or pursuant to an exemption from the registration requirements of the Securities Act;
          (ii) if such transfer is being made pursuant to an exemption from such registration requirements and if requested by the Company, counsel for such Holder (which counsel may be internal counsel) furnishes to the Company an opinion to the effect that such transfer is being made pursuant such an exemption;
               (iii)     the applicable transferee (or, in
     the case of an Account Manager, the managed account on behalf of which the Account Manager is acting) is an "accredited investor" as defined in Regulation D promulgated under the Securities Act;
          (iv) such transferee represents to the Company in writing that it is acquiring such Warrant Certificate solely for its own account (or in the case of Account Managers, on behalf of managed accounts) and not as nominee or agent for any other Person (other than for such managed accounts, if applicable) and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Warrant Certificate pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control;
          (v) such transfer is made in accordance with the terms and provisions of any other agreements of the Company or any of its subsidiaries at such time (whether currently in existence or entered into subsequent to the date hereof), including any agreement relating to the indebtedness of the Company or any of its subsidiaries at such time; and
          (vi) any law or the terms and provisions of any agreement of the Company or any of its subsidiaries at such time (whether currently in existence or entered into subsequent to the date hereof), including any agreement relating to indebtedness of the Company or any of its subsidiaries at such time, do not specifically prohibit such transfer or provide that such transfer would constitute a violation or breach thereof or a default (whether immediately or with notice or lapse of time or both) thereunder.
The Company shall pay the reasonable fees and disbursements of counsel for any Holder who is requested to deliver an opinion under this Section 7.
          The Company shall cause to be kept at the principal executive office of the Company a register (the "Warrant Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided.
          At the option of each Holder, Warrant Certificates may be exchanged at such office upon payment of the charges hereinafter provided. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute and deliver the new Warrant Certificates that such Holder is entitled to receive and the surrendered Warrant Certificates shall be cancelled and disposed of by the Company. Upon any registration of transfer, a new Warrant Certificate shall be issued and delivered with all reasonable dispatch to the transferee(s) and the transferee(s) shall be deemed to have become the Holder(s) of record of such Warrant Certificates and the surrendered Warrant Certificates shall be cancelled and disposed of by the Company. The Company shall promptly register the exchange or transfer of any outstanding Warrant Certificates in the Warrant Register. All new Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.
          Every Warrant Certificate surrendered for registra tion of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. No service charge shall be made for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrant Certificates.
          8. No Voting or Dividend Rights. Prior to the exercise of the Warrants, each Holder, as a Holder of Warrant Certificates, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distribu tions or to exercise any preemptive right, but each Holder of Warrant Certificates shall receive all notices sent to shareholders of the Company, including any notice of meetings of shareholders, and shall have the right to attend or observe such meetings.
          9. Notices. Any notice, demand or delivery authorized by this Agreement shall be in writing and shall be sufficiently given or made upon receipt thereof, if made by personal delivery or facsimile transmission (with confirmed receipt thereof), or four business days after mailed, if sent by first-class mail, postage prepaid, addressed to each Holder or the Company, as the case may be, at their respective addresses below, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery:

               (a)  If to the Company, to it at:

                    Specialty Foods Acquisition Corporation
                    9399 West Higgins Road, Suite 800
                    Rosemont, IL  60018
                    Attention: Robert Aiken, Esq.
                    Facsimile: (847) 685-1010

               (b)  If to the Holders, at the
                    addresses listed
                    on Exhibit B attached hereto.

          10. Notices of Certain Corporate Action. So long as the Warrants have not been exercised in full, in the event of
               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,
               (b)  any capital reorganization of the
     Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other party or any transfer of all or substantially all the assets of the Company to any other party, or
               (c)  any voluntary or involuntary dis
     solution, liquidation or winding-up of the Company, the Company will mail to each Holder a notice specifying
     (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distri bution or right and the amount and character of any such dividend, distribution or right and (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 10 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivisions (i) and (ii).
          11. Applicable Law. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. THE COMPANY AND EACH HOLDER HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PUR POSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.
THE COMPANY AND EACH HOLDER IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          12. Successors and Assigns. The provisions of this Agreement shall inure to benefit of and be binding upon the respective successors and permitted assigns of the parties. Each Holder may not assign any of its rights here under separate from a transfer of the Warrants in accordance with Section 7 hereof. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.
          13.    Counterparts.  This Agreement may be
executed by one or more the parties to this Agreement on any number of separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          14. Captions and Headings. The captions and headings used in this Agreement are used for convenience only and are not to be considered in construing or inter preting this Agreement.
          15. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the [Holders]. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder of the Warrants, and the Company.
          16. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
                         SPECIALTY FOODS ACQUISITION
                           CORPORATION


                         By____________________________
                            Name:
                            Title:


                         [PURCHASER]


                            By________________________
                              Name:
                              Title:


                         [PURCHASER]


                            By________________________
                              Name:
                              Title:

EXHIBIT A

FORM OF WARRANT CERTIFICATE

THIS WARRANT CERTIFICATE AND THE WARRANTS
REPRESENTED HEREBY ARE TRANSFERABLE ONLY
IN ACCORDANCE WITH THE PROVISIONS SET FORTH IN
THE WARRANT AGREEMENT REFERRED TO BELOW.

WARRANTS TO PURCHASE COMMON STOCK
OF SPECIALTY FOODS ACQUISITION CORPORATION

No.___         ____ Warrants

          This certifies that __________________________, is
the owner of the number of Warrants set forth above, each of which represents the right to purchase from SPECIALTY FOODS ACQUISITION CORPORATION, a Delaware corporation (the "Company"), the number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") determined in accordance with the Warrant Agreement referred to below at the purchase price set forth in the Warrant Agreement (the "Exercise Price"), upon surrender hereof at the office of the Company at 9399 West Higgins Road, Suite 800, Rosemont, IL 60018 with the Exercise Subscription Form on the reverse hereof duly executed and with payment in full (by bank check or wire transfer to an account designated by the Company) of the purchase price for the shares as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement referred to below. The Warrants will expire on the Expiration Date.
          This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of __________, 1997 (the "Warrant Agreement") between the Company and the purchasers party thereto, and is subject to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obliga tions, duties and immunities thereunder of the Company and the Holders of the Warrants. Capitalized defined terms used herein have the same meanings as in the Warrant Agreement. Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address or such other address as shall have been furnished to the Holder of this Warrant Certificate:
               25 Tri-State International Office Center
               Suite 250
               Lincolnshire, IL  60069
               Attn: Robert Aiken, Esq.


The number of shares of the Common Stock of the Company purchasable upon the exercise of each Warrant and the price per share are set forth in the Warrant Agreement.
          All shares of Common Stock issuable by the Company upon the exercise of Warrants and the payment of the Exer cise Price therefor shall be validly issued, fully paid and nonassessable. The Company shall not be required, however, to pay any tax, withholding or other charge imposed in connection with the issuance of any shares of Common Stock upon the exercise of Warrants, and, in such case, the Compa ny shall not be required to issue or deliver any stock certificate until such tax, withholding or other charge has been paid or it has been established to the Company's satis faction that no tax, withholding or other charge is due. This Warrant Certificate and all rights hereunder are trans ferable, subject to the terms of the Warrant Agreement, by the registered Holder hereof, in whole or in part, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by the registered Holder or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.
          This Warrant Certificate shall be void and all rights represented hereby shall cease on the Expiration Date.

Dated:___________, 19__

                         SPECIALTY FOODS ACQUISITION
                           CORPORATION



                         By___________________________
                            Name:
                            Title:

FORM OF REVERSE OF WARRANT CERTIFICATE
EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:  Specialty Foods Acquisition Corporation

The undersigned irrevocably exercises ____________ of the Warrants evidenced by this Warrant Certificate for the purchase of shares of Common Stock, par value $0.01 per share, of Specialty Foods Acquisition Corporation and has arranged to make payment of $___________ (such payment being made by bank check or wire transfer to the account designated by Specialty Foods Acquisition Corporation), all at the Exercise Price (as defined in the Warrant Agreement) and on the terms and conditions specified in this Warrant Certificate and the Warrant Agreement herein referred to. The undersigned hereby irrevocably surrenders this Warrant Certificate and all right, title and interest therein to Specialty Foods Acquisition Corporation and directs that the shares of Common Stock deliverable upon the exercise of said Warrants be registered or placed in the name and at the address specified below and delivered thereto. Date:_________, 19__.
                              ____________________________1
                              Signature of Owner

                              ______________________________
                              (Street Address)

                              ______________________________
                              (City) (State) (Zip Code)


Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

FORM OF ASSIGNMENT


          For VALUE RECEIVED, the undersigned registered
holder of this Warrant Certificate hereby sells, assigns,
and transfers unto the Assignee(s) named below (including
the undersigned with respect to any Warrants constituting a
part of the Warrants evidenced by this Warrant Certificate
not being assigned hereby) all of the right of the under
signed under this Warrant Certificate, with respect to the
number of Warrants set forth below:
                          Social Security
Names of                or other Identifying    Number of
Assignees   Address    Number of Assignee(s)     Warrants





and does hereby irrevocably constitute and appoint
__________________________ the undersigned's attorney to
make such transfer on the books of Specialty Foods
Acquisition Corporation maintained for the purpose, with full power of substitution.

Dated:  ___________, 19__
                              ______________________________
_________________________

_____________
(1) The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.



EXHIBIT B

WARRANTS ISSUED

Holders                                 Amount

[Name]
[Address]

[Name]
[Address]

[Name]
[Address]






                          Exhibit C


             GENERAL ASSIGNMENT AND BILL OF SALE


      THIS GENERAL ASSIGNMENT AND BILL OF SALE dated as of the 27th day of June, 1997, is made and delivered pursuant to, and subject to the terms of, that certain Equity Investment Agreement dated as of May 13, 1997 (the
"Agreement") by and among Specialty Foods Acquisition Corporation ("SFAC"), Acadia Partners, L.P. ("Acadia"), Haas Wheat & Partners Incorporated ("HWAP") and Keystone, Inc. ("Keystone"). The terms of the Agreement are incorporated herein by reference, and capitalized terms not otherwise defined in this General Assignment and Bill of Sale shall have the same meanings as set forth in the Agreement.

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned Participating Purchaser, in consideration of the issuance by SFAC of the Units pursuant to Section 1(a) of the Agreement, does hereby sell, convey, assign, transfer and deliver to SFAC and its successors and assigns, all of such
Participating Purchaser's right, title and interest, free and clear of all liabilities, obligations, liens and encumbrances, in the Purchased Receivable owed to such Participating Purchaser.

      IN WITNESS WHEREOF, each of SFAC and the Participating
Purchaser, by its authorized officer, has caused this General Assignment and Bill of Sale to be duly executed as of the day and year first above written.

                              SPECIALTY FOODS ACQUISITION
                              CORPORATION


                              By:
                              __________________________
                              Name:
                              __________________________
                              Title:
                              __________________________


                              [PARTICIPATING PURCHASER]


                              By:
                              __________________________
                              Name:
                              __________________________
                              Title:
                              __________________________


_______________________________
1 The signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.